IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Climate Change Fund

The Board of Trustees for the fund has approved, subject to shareholder approval, a Sub–Advisory Agreement between Deutsche Investment Management Americas Inc. (”DIMA”), the Fund’s investment advisor, and its affiliate, Deutsche Alternative Asset Management (Global) Limited (”DAAM Global”).

The proposed Sub–Advisory Agreement with DAAM Global will be submitted for approval by shareholders at a Special Meeting of Shareholders, which is expected to be held in the third quarter of 2011. Prior to the Shareholder Meeting, shareholders of the fund as of the record date will receive (i) a Proxy Statement describing in detail the proposed Sub–Advisory Agreement and the considerations of the fund’s Board in recommending that shareholders approve the proposed Sub–Advisory Agreement, and (ii) a proxy card with instructions on how to submit a vote.

The Board has taken additional actions to allow DAAM Global to provide portfolio management services to the fund prior to shareholder approval of the proposed Sub–Advisory Agreement. Specifically, the Board has approved an interim sub–advisory agreement between DIMA and DAAM Global (the ”Interim Sub–Advisory Agreement”) to be effective on September 15, 2011. The Interim Sub–Advisory Agreement does not require shareholder approval and has a maximum term of 150 days. The Interim Sub–Advisory Agreement automatically terminates upon the earlier of shareholder approval and implementation of the proposed Sub–Advisory Agreement or the maximum term of 150 days. Sub–advisory fees payable under the Interim Sub–Advisory Agreement will be paid by DIMA and will be held in an escrow account until the proposed Sub–Advisory Agreement is approved by shareholders.

Effective September 15, 2011, Deutsche Asset Management International GmbH (”DeAMi”) will no longer serve as subadvisor to the fund and all references in the fund’s prospectus disclosing that DeAMi is the fund’s subadvisor are hereby deleted.

In connection with these changes, effective October 1, 2011 the fund’s name will change to DWS Clean Technology Fund, and the fund’s principal investment strategy will focus more on clean technology-related companies. Among the strategy changes taking place on October 1, the fund will no longer have a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to climate change. Instead, effective October 1, the fund will have a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to energy- and resource-efficient solutions. The fund’s new principal investment strategy is described below.

Effective October 1, 2011, the following sections of the summary prospectus are supplemented as follows:

The following information replaces the existing disclosure contained in the “Main investments” sub–section under the “PRINCIPAL INVESTMENT STRATEGY” heading of the fund’s summary prospectus:

Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to energy- and resource–efficient solutions (”clean technology–related companies”). Generally, clean technology–related companies are engaged in businesses whose growth is supported by increased environmental regulation, increasing demand for energy- and resource–efficient technologies for companies as well as individuals and increased focus on national energy and resource security. Currently, the fund considers such companies to include (i) companies that derive at least half of their revenues or net income from activities related to clean technology, and (ii) companies that derive as little as 5% of their revenues or net income from such activities, provided that such companies target positive growth from clean technology–related activities; however the fund may change the criteria it uses from time to time without shareholder approval. As part of its evaluation of clean technology–related companies, the fund may consider a company’s overall environmental policies and practices, but generally such considerations will not be the only factor in selecting investments for the fund.

July 29, 2011
PROSTKR-102

The fund’s equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks, or equity securities of real estate investment trusts (“REITs”). The fund may invest up to 40% of its assets in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

Effective September 15, 2011, the following sections of the summary prospectus are supplemented as follows:

The following information replaces the existing disclosure under the “MANAGEMENT” heading of the fund’s summary prospectus:

Investment Advisor

Deutsche Investment Management Americas Inc.

Subadvisor

Deutsche Alternative Asset Management (Global) Limited

Andrew Pidden, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

Please Retain This Supplement for Future Reference.
July 29, 2011
PROSTKR-102